EXHIBIT 32.1

                          21ST CENTURY HOLDING COMPANY


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


         In connection with the Quarterly Report of Form 10-Q of 21st Century Holding Company for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Widdicombe, Chief Executive Officer of 21st Century Holding Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 21st Century Holding Company.


By:  /s/ Richard A. Widdicombe
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Richard A. Widdicombe, Chief Executive Officer